UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008
GENENTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9813 (Commission File Number)	94-2347624 (I.R.S. Employer Identification No.)
1 DNA Way
South San Francisco, California 94080-4990
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (650) 225-1000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS
SIGNATURES

Item 8.01.	OTHER EVENTS
Genentech seeks to clarify statements made by management on May 14, 2008, during two conferences: a) Bank of America Health Care Conference and b) Baird’s 2008 Growth Stock Conference, during which Genentech speakers indicated that expectations for 2008 for non-GAAP earnings per share is $3.35 to $3.45 per share. This information was not an update; rather, it was a review of expectations provided during the first quarter 2008 earnings communication on April 10, 2008. Genentech has not updated earnings expectations since April 10, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENENTECH, INC.
Date: May 15, 2008	/s/ David A. Ebersman
David A. Ebersman
Executive Vice President and Chief Financial Officer